Exhibit 10.7

The warrants represented by this Warrant Certificate and the shares of Common Stock of Aerosonic Corporation that are issuable pursuant to them have not been registered under either the United States Securities Act of 1933 or the securities laws of any state of the United States.  The warrants and the shares issuable pursuant to them cannot be offered for sale or sold at any time, as a whole or in part, unless the transaction is registered under the United States Securities Act of 1933 and every applicable state securities law or qualifies for an available exemption from registration under those laws.  As a condition to allowing any transfer of the warrants and the shares issuable pursuant to them, Aerosonic Corporation may require the transferee or transferor to deliver to it an opinion of counsel or other evidence satisfactory to it that confirms that the transfer has been registered under all applicable state and federal securities laws of the United States or is exempt from registration under those laws.

FORM OF

WARRANT CERTIFICATE

No. _____	Warrants

AEROSONIC CORPORATION

COMMON STOCK PURCHASE WARRANTS

Void after 5:00 P.M., New York City time, on _____________.

AEROSONIC CORPORATION (the “Company”), a Delaware corporation, certifies that ______________ or registered assigns (the “Registered Owner”) is the owner of _________ Common Stock Purchase Warrants of the Company, each of which entitles the Registered Owner to purchase from the Company pursuant to the terms and conditions of this Warrant Certificate one share of the Common Stock of the Company at a purchase price of 50% of the volume weighted average selling price of the Common Stock of the Company on February 12, 2010 and for the 19 trading days prior to February 12, 2010, or $1.98 per share (the “Warrant Price”).  The Common Stock Purchase Warrants represented by this Warrant Certificate (each a “Warrant” and, collectively, the “Warrants”) expire at 5:01 P.M., New York City time, on ______________ (the “Expiration Date”), and are subject to the terms and conditions set forth in this Warrant Certificate.  The Warrant Price and the amount and character of securities issuable pursuant to the exercise of the Warrants are subject to adjustment as provided in Sections 7, 8, and 9 of this Warrant Certificate.  This Warrant Certificate constitutes an agreement between the Company and the Registered Owner.

1.           Separately Transferable Warrants.

The Warrants were issued in connection with the issuance by the Company and its subsidiaries (as co-obligors) of a 14% Subordinated Note due April 10, 2011, (the “Subordinated Note” and pursuant to that certain loan agreement executed as of May 14, 2009, as amended by the First Amendment to Loan Agreement dated February 19, 2010 (the “Loan Agreement”) with Common Stock Purchase Warrants issued to the Registered Owner (0.20 shares of Common Stock of the Company for each $1.00 of principal amount of Subordinated Note on the date of each Borrowing).  The Warrants collectively evidence, as of the date when they were originally issued, as stated at the end of this Warrant Certificate (the “Original Issue Date”), the right to purchase up to _________ shares of Common Stock of the Company at the Warrant Price for each share, subject to adjustment as provided in Sections 7, 8, and 9 of this Warrant Certificate.  The Warrants are detached and separately transferable from the Subordinated Note at any time after the Original Issue Date.

2.           Common Stock Issuable.

As used in this Warrant Certificate, “Common Stock” means all the authorized capital stock of the Company (however classified or designated and whether authorized on or after the Original Issue Date) that confers on the holders of it, as a class, the following rights:

(a)
the right to all or a portion of the current dividends and liquidating distributions of the Company, without limitation as to amount, but after the payment of dividends and distributions on any shares of capital stock entitled to preference; and

(b)	in the absence of contingencies, the right to vote for the election of a majority of the directors of the Company (even if those voting rights have been suspended by the occurrence of a contingency).

On the Original Issue Date, the Common Stock consisted of the Company’s $.40 par value common stock.

3.           Exercise of Warrants.

The Warrants are exercisable by the Registered Owner, as a whole, in part, or in increments at any time or from time to time during the period beginning on the one-year anniversary of the Original Issue Date and ending on the Expiration Date. To validly exercise a Warrant, the Registered Owner must deliver to the Company at its principal office at 1212 North Hercules Avenue, Clearwater, Florida 33765, this Warrant Certificate and a Subscription Notice in substantially the form appended to this Warrant Certificate, duly executed by the Registered Owner or a duly authorized attorney-in-fact for the Registered Owner, and full payment of the Warrant Price for each share of Common Stock to be purchased pursuant to the exercise of the Warrant. The Registered Owner may pay the aggregate Warrant Price for the shares of Common Stock to be purchased pursuant to the exercise of any of the Warrants by any combination of the following methods:

(a)	delivery to the Company of a bank draft, official bank check, or personal or corporate check payable to the order of the Company;

(b)
transfer to the Company of outstanding shares of Common Stock at the then current market price of the Common Stock on the date of the exercise of the Warrants (calculated based upon the volume weighted average sales price of a share of Common Stock for the five-trading days preceding the date of the exercise of the Warrants);

(c)	delivery to the Company of the Registered Owner’s written election to withhold a portion of the shares of Common Stock otherwise issuable pursuant to the exercise of the Warrants; or

(d)
delivery to the Company of a copy of irrevocable instructions that have been provided by the Registered Owner to a financial institution or a securities broker-dealer to pay promptly to the Company all or a portion of the proceeds from either a sale of the shares of Common Stock to be purchased pursuant to the exercise of the Warrants or a loan to be secured by a pledge of all or a portion of those shares.

Shares of Common Stock that are withheld by the Company or delivered to the Company by the Registered Owner in payment of all or any portion of the aggregate Warrant Price will be valued for purposes of the payment at their Market Value on the exercise date of the Warrants, as determined in accordance with Section 4 of this Warrant Certificate.  The date when the Registered Owner has satisfied all the preceding requirements will constitute the exercise date of the Warrants.  If the Registered Owner exercises fewer than all the Warrants and the Warrants have not expired, the Company promptly shall reissue and deliver to the Registered Owner at the Company’s sole expense, in exchange and substitution for this Warrant Certificate, a new Warrant Certificate of like tenor in the name of the Registered Owner (or as the Registered Owner otherwise directs) that specifies on its face the number of Warrants that remain exercisable.

4.           Delivery of Stock Certificates.

Upon the exercise of any of the Warrants, the Company shall issue and deliver to the Registered Owner within five (5) calendar days after the exercise date one or more stock certificates in the name of the Registered Owner or its assigns for that number of fully paid and non-assessable shares of Common Stock that the Registered Owner purchased pursuant to the exercise of the Warrants, plus, instead of any fractional share of Common Stock to which the Registered Owner otherwise would be entitled, a cash sum equal to the product of (a) that fraction, multiplied by (b) the “Market Value” of one full share of Common Stock as of the exercise date of the Warrants.  The Company shall pay all costs and taxes associated with the issuance of every stock certificate.

For purposes of the Warrants and this Warrant Certificate, the “Market Value” of one full share of Common Stock on the exercise date of a Warrant means: (i) the volume weighted average sales price of a share of Common Stock on the NYSE Amex or other principal national securities exchange on which the Common Stock is then traded for the five consecutive trading days preceding the exercise date of the Warrant, or (ii) if the Common Stock is not traded on a national securities exchange, the mean arithmetic average of the high bid and the low asked quotations for a share of Common Stock in the “over-the-counter” market, as reported on the OTC Bulletin Board or, if quotations are not available on the OTC Bulletin Board, as reported in the “pink sheets” compiled by Pink Sheets, LLC, for the five consecutive trading days preceding the exercise date of the Warrant.  If the Common Stock is not publicly traded, the “Market Value” of one full share of Common Stock on the exercise date of a Warrant will be its fair market value, as determined in good faith by an independent appraisal or by agreement between the Company and the Registered Owner.

5.           Exchange or Transfer of Warrants.

Subject to the transfer restrictions set forth in Section 6 of this Warrant Certificate, the Warrants are transferable at any time and from time to time, as a whole or in part, but only on the books of the Company and only by the Registered Owner or the duly authorized attorney-in-fact of the Registered Owner.  The Company may treat the Registered Owner as the absolute owner of the Warrants for all purposes, notwithstanding any notice to the contrary.  If the Registered Owner properly endorses and surrenders this Warrant Certificate to the Company for exchange, the Company shall issue and deliver to, or on the order of, the Registered Owner one or more new Warrant Certificates of like tenor in the name of the Registered Owner (or as the Registered Owner otherwise directs) that specify on their face the aggregate number of Warrants that remain exercisable.  The Company shall pay all costs and taxes associated with the exchange or transfer of the Warrants.

6.           Transfer Restrictions.

(a)     General Restrictions.  The Registered Owner is permitted to transfer all or any portion of the Warrants to an affiliate (as defined below).  For purposes of this Warrant Certificate, “affiliate” means: (a) a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the Registered Owner, (b) a spouse or lineal descendant of the Registered Owner, or (c) any trust principally for the benefit of the Registered Owner or any person described in the preceding clauses (a) or  (b).

(b)     Securities Law Restrictions.  The Warrants and the shares of Common Stock issuable pursuant to the exercise of the Warrants were not registered under the United States Securities Act of 1933 or the securities laws of any state of the United States when the Warrants were originally issued.  Consequently, the Warrants and the shares of Common Stock that are issued on exercise of the Warrants without registration under the United States Securities Act of 1933 cannot be offered for sale, sold, assigned, or otherwise transferred at any time, unless the transaction is registered under the United States Securities Act of 1933 and any applicable state securities laws or qualifies for an available exemption from registration under those laws.  Each Warrant Certificate issued in exchange or substitution for this Warrant Certificate will bear a legend substantially identical to the one appearing on the face of this Warrant Certificate.  In addition, the stock certificate representing any shares of Common Stock that are issued pursuant to the exercise of the Warrants will bear the following legend, unless those shares are registered under the United States Securities Act of 1933 when issued:

The shares of common stock of Aerosonic Corporation that are represented by this certificate have not been registered under the United States Securities Act of 1933 or the securities laws of any state of the United States.  The shares cannot be offered for sale or sold at any time, as a whole or in part, unless the transaction is registered under the United States Securities Act of 1933 and every applicable state securities law or qualifies for an available exemption from registration under those laws.  As a condition to allowing any transfer of the shares, Aerosonic Corporation may require the transferee or transferor to deliver to it an opinion of counsel or other evidence satisfactory to it that confirms that the transfer has been registered under all applicable state and federal securities laws of the United States or is exempt from registration under those laws.

The Company may require, as a condition to allowing any exercise, exchange, or transfer of a Warrant or any shares of Common Stock previously issued pursuant to the exercise of the Warrant (and not registered under the United States Securities Act of 1933 when issued) that the transferee or the Registered Owner (as the case might be) deliver to the Company either (a) evidence that the exercise, exchange, or transfer has been registered under the United States Securities Act of 1933 and every applicable state securities law or (b) an opinion of legal counsel or other evidence satisfactory to the Company that the transaction is exempt from registration under those laws.  The first Registered Owner of the Warrants represents to the Company that it is acquiring the Warrants for its own account, as principal, with the intent of holding the Warrants for investment, and is not acquiring the Warrants as an agent, nominee, or representative for the account and benefit of another person or with the intent of participating directly or indirectly in any distribution or underwriting of the Warrants or the shares of Common Stock issuable on exercise of the Warrants in contravention of the registration requirements of the state and federal securities laws of the United States.

7.           Anti-Dilution.

If the Company does any of the following dilutive acts (a “Dilutive Event”) at any time before the exercise or expiration of the Warrants:

(a)	declares or distributes to all the holders of Common Stock a dividend payable in shares of Common Stock;

(b)	subdivides the number of outstanding shares of Common Stock into a greater number of shares of Common Stock pursuant to a stock split;

(c)	contracts the number of outstanding shares of Common Stock into a fewer number of shares of Common Stock pursuant to a reverse stock split;

(d)	makes a distribution of cash, property, or securities (other than Common Stock) to all the holders of Common Stock as a return of capital or as a partial or complete liquidation;

(e)	reclassifies all the outstanding shares of Common Stock into the same or a different number of shares of Common Stock, with or without par value, or into shares of any other class or classes of stock;

(f)
becomes a subsidiary of any other entity pursuant to a tender offer or exchange offer, or merges into, consolidates with, effects a share exchange with, or transfers all or substantially all its assets to, any other entity; or

(g)
declares or distributes to all the holders of Common Stock, without their payment therefor, (i) a noncash dividend payable in any property or securities of the Company (other than Common Stock), or (ii) cash, property, or securities (other than Common Stock) pursuant to a spin-off, split-up, reclassification, recapitalization, combination of shares, or similar rearrangement of the Company’s capital stock;

then, on the exercise of a Warrant after the record date or occurrence of each Dilutive Event, the Registered Owner will be entitled to receive in exchange for the Warrant Price, in addition to, or in substitution for, each share of Common Stock otherwise issuable pursuant to the exercise of the Warrant, the additional or different amount of shares of Common Stock and other securities and property (including cash) that the Registered Owner would have been entitled to receive if the Registered Owner had (A) exercised the Warrant immediately before the record date or occurrence of the first Dilutive Event and had been the record owner of one share of Common Stock during the period beginning on that date and ending on the actual exercise date of the Warrant, and (B) had participated in every ensuing Dilutive Event and retained all shares of Common Stock and all other or additional securities and property (including cash) receivable during that period as a result of those Dilutive Events.

8.           Warrant Shares Adjustment.

If the Company does any of the following dilutive acts (a “Share Adjustment Event”) at any time after the Original Issue Date:

(a)	issues to anyone shares of its Common Stock without consideration;

(b)	issues to anyone any securities that are convertible into, or exchangeable for, shares of Common Stock (“Convertible Securities”) without consideration; or

(c)	grants or issues to anyone any right, option, warrant, or other agreement to purchase, subscribe for, or otherwise acquire any shares of Common Stock (“Derivative Securities”) without consideration;

then, in each case, and regardless of whether the Registered Owner has or exercises any statutory or contractual preemptive right, the number of shares of Common Stock then issuable on exercise of a Warrant will be increased simultaneously with the Share Adjustment Event to the number of shares determined by the following formula:

NWS = [(CSO + WS + NSI) ÷ (CSO + WS)] x WS – WS

Where:

NWS	=	The number of additional shares of Common Stock issuable on exercise of the Warrants as a result of the Share Adjustment Event.

CSO	=
The number of shares of Common Stock outstanding, excluding (A) the shares of Common Stock issuable on exercise of the Warrants, (B) the shares of Common Stock issued separately to the original Registered Owner of the Warrant on the Original Issue Date in connection with the issuance of the Subordinated Note, and (C) any other shares of Common Stock issuable on the exercise of any other rights, options, or warrants or on the exchange or conversion of any other securities of the Company.

WS	=	The number of shares of Common Stock issuable on exercise of the Warrant immediately before the Share Adjustment Event.

NSI	=	The number of new shares of Common Stock issued in the Share Adjustment Event or issuable pursuant to the Convertible Securities or Derivative Securities issued in the Share Adjustment Event.

All Warrant share adjustment calculations under this Warrant Certificate are to be rounded up to the nearest one hundredth of a share.

An issuance of Convertible Securities that are convertible into, or exchangeable for, shares of Common Stock without consideration will constitute for purposes of this Warrant Certificate an issuance of the maximum number of shares of Common Stock that are issuable on the exchange or conversion of the Convertible Securities, effective as of the date when the Convertible Securities are sold or issued.  Similarly, a grant or issuance of Derivative Securities to purchase, subscribe for, or otherwise acquire shares of Common Stock without consideration will constitute for purposes of this Warrant Certificate an issuance of the maximum number of shares of Common Stock issuable pursuant to the exercise of the Derivative Securities, effective as of the date when the Derivative Securities were granted or issued.  No further adjustment of the Warrant Price will be required on the subsequent actual issuance of shares of Common Stock pursuant to the exercise of the Derivative Securities or the exchange or conversion of the Convertible Securities.

9.           Warrant Price Adjustment.

If the Company does any of the following (a “Price Adjustment Event”) at any time after the Original Issue Date:

(a)	issues to anyone shares of its Common Stock for a purchase price per share lower than $2.84 (the “Protected Price”), subject to adjustment as provided below

(b)
issues to anyone any Convertible Securities that are convertible into shares of Common Stock at an exchange or conversion price per share (determined as provided below) lower than the Protected Price then in effect; or

(c)
grants to anyone any Derivative Securities to purchase, subscribe for, or otherwise acquire any shares of Common Stock at an exercise or purchase price per share (determined as provided below) lower than the Protected Price then in effect;

then in each case, and regardless of whether the Registered Owner has or exercises any statutory or contractual preemptive right, the Warrant Price then in effect will be reduced simultaneously with the Price Adjustment Event to a per share price determined by multiplying the Warrant Price then in effect by the following fraction:

NWP = OWP x [(CSO + CSP) ÷ (CSO + CSAP)]

Where:

NWP =	The new Warrant Price as a result of the Price Adjustment Event.

OWP =	The old Warrant Price immediately before the Price Adjustment Event.

CSO =
The number of shares of Common Stock outstanding, excluding (A) the shares of Common Stock issuable on exercise of the Warrants, (B) the shares of Common Stock issued separately to the original Registered Owner of the Warrant on the Original Issue Date in connection with the issuance of the Subordinated Note, and (C) any other shares of Common Stock issuable on the exercise of any other rights, options, or warrants or on the exchange or conversion of any other securities of the Company.

CSP =
The number of shares of Common Stock that the purchaser or purchasers of the Convertible Securities, Derivative Securities, or shares of Common Stock pursuant to the Price Adjustment Event would have received for their aggregate investment if the exercise, purchase, exchange, or conversion price per share for the shares of Common Stock issued or issuable pursuant to the Price Adjustment Event were the Protected Price, instead of the lower exercise, purchase, exchange, or conversion price per share actually paid or to be paid.

CSAP =	The number of shares of Common Stock actually issued or issuable pursuant to the Price Adjustment Event.

All Warrant Price adjustment calculations under this section are to be rounded down to the nearest whole cent.

The Protected Price also will be adjusted following every Price Adjustment Event according to the formula set forth above, except that “NWP” will refer to the new Protected Price after the Price Adjustment Event, and “OWP” will refer to the Protected Price in effect at the time of the Price Adjustment Event.

A sale or issuance of Convertible Securities with an exchange or conversion price per share (determined as provided below) that is lower than the Warrant Price then in effect will constitute for purposes of this Warrant Certificate a cash sale or issuance of the maximum number of shares of Common Stock issuable on the exchange or conversion of the Convertible Securities, effective as of the date when the Convertible Securities are sold or issued.  Similarly, a grant or issuance of Derivative Securities with an exercise price per share (determined as provided below) that is lower than the Warrant Price then in effect will constitute for purposes of this Warrant Certificate a cash sale or issuance of the maximum number of shares of Common Stock issuable pursuant to the exercise of the Derivative Securities, effective as of the date when the Derivative Securities were granted or issued.  No further adjustment of the Warrant Price will be required on the subsequent issuance of additional shares of Common Stock pursuant to the exercise of any Derivative Securities or the exchange or conversion of any Convertible Securities.  For purposes of adjusting the Warrant Price to account for a Price Adjustment Event:

(i)
the exercise price per share of any Derivative Security will be the sum of (A) the price per share at which shares of Common Stock are issuable pursuant to the exercise of the Derivative Security, plus (B) the consideration per share (if any) received by the Company for the grant or issuance of the Derivative Security, and

(ii)
the exchange or conversion price per share of any Convertible Security will be the quotient determined by dividing (A) the sum of (1) the consideration (if any) received or receivable by the Company for the sale or issuance of the Convertible Security, plus (2) the aggregate amount of additional consideration (if any) then payable to the Company on the exchange or conversion of the Convertible Security, by (B) the number of shares of Common Stock then issuable on the exchange or conversion of the Convertible Security.

The value of any non-cash consideration received or receivable by the Company for the sale, grant, or issuance of any shares of Common Stock, any Convertible Securities, or any Derivative Securities will be the fair market value of the consideration, as determined in good faith by an independent appraisal or by unanimous approval of the Board of Directors of the Company.

If and to the extent that shares of Common Stock issuable pursuant to any Derivative or Convertible Securities are not issued when the exercise, purchase, exchange, or conversion rights under the Derivative or Convertible Securities expire or terminate, the Warrant Price will be readjusted to the Warrant Price that would then be in effect if the Warrant Price adjustment that was made when the Derivative or Convertible Securities were granted or issued had been made on the basis of the number of shares of Common Stock actually issued pursuant to the exercise, purchase, exchange, or conversion rights under the Derivative or Convertible Securities.

10.         Notice of Dilutive Events and Price Adjustments.

Whenever there is an adjustment in the number or kind of securities and other property (including cash) issuable pursuant to the exercise of the Warrants, the Company promptly shall deliver to the Registered Owner a notice describing in reasonable detail the facts requiring the adjustment and the number and kind of securities and other property (including cash) issuable pursuant to the exercise of the Warrants after the adjustment.

The Company shall give the Registered Owner at least 15 days’ advance written notice of any proposed action that would require an adjustment to either the Warrant Price or the amount of Common Stock (or other securities or property) issuable pursuant to the exercise of a Warrant, stating in the notice the proposed issue, record, or effective date for the action, although any failure to notify the Registered Owner of a proposed action or any defect in the notice will not affect the validity of the action.  Concurrently with the occurrence of a Dilutive Event, a Share Adjustment Event, or Price Adjustment Event, the Company, at its sole expense, shall cause to be promptly computed in accordance with the terms of this Warrant Certificate the requisite adjustment to the Warrant Price or the amount of Common Stock (or other securities or property) issuable pursuant to the exercise of a Warrant and deliver to the Registered Owner a certificate that describes the Dilutive Event, Share Adjustment Event, or Price Adjustment Event requiring the adjustment, sets forth the calculation of the adjustment, and states the new Warrant Price resulting from the Price Adjustment Event or the additional number of shares of Common Stock (or other securities or property) issuable to the Registered Owner pursuant to the exercise of this Warrant as a result of the Dilutive Event or Share Adjustment Event.

11.         Listing, Reservation and Registration of Shares.

The Company shall list on the NYSE Amex all shares of Common Stock issuable pursuant to the exercise of the Warrants, and the Company shall maintain that listing until the Warrants expire or, if sooner, are fully exercised.  The Company shall reserve from its authorized but unissued shares of Common Stock and keep available until the Expiration Date, solely for issuance and delivery pursuant to the exercise of the Warrants, the total number of shares of Common Stock issuable from time to time pursuant to the Warrants, taking into account all adjustments pursuant to Sections 7 and 8 of this Warrant Certificate.  Furthermore, the Company shall take all necessary or appropriate action to assure that shares of Common Stock that are issued pursuant to the exercise of the Warrants are validly and legally issued, fully paid, and nonassessable.

If there is a change in control of the Company, or if the Company files for bankruptcy, the Company will immediately register, on behalf of the Registered Owner, the sale of the shares of Common Stock issued upon exercise of the Warrants and the shares of Common Stock issued  in connection with the Subordinated Note (together, the “Registered Owner Shares”).  Further, in the event the Company does not pay the interest on the Subordinated Note in full when due on the first day of each month, as required by the Subordinated Note, or if the Subordinated Note is not paid in full when due, whether at the Maturity Date or upon acceleration of the Maturity Date as a result of a Default by the Company, as required by the Subordinated Note, the Company will immediately register, on behalf of the Registered Owner, the sale of the Registered Owner Shares.  The Company’s obligations pursuant to this Section 11 relating to the registration of the sale of the Registered Owner Shares are as follows: The Company shall use commercially reasonable efforts to (a) prepare and file with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement  (the “Registration Statement”) in accordance with the Securities Act of 1933 as soon as practicable after it is obligated to pursuant to one of the events described above in this Section 11 (“Registration Event”), (b) have the Registration Statement declared effective by SEC under the Securities Act of 1933 as promptly as practicable, and in any event within 90 days after the Registration Event, (c) to respond to comments of the SEC (if any) in connection with that filing, and (d) take all action necessary or appropriate to obtain all permits, approvals, and registrations under applicable state securities or “Blue Sky” laws to ensure that the Registered Owner’s sale of the Registered Owner Shares complies with those laws.  The Company shall promptly notify the Registered Owner, after it receives the information, of the time when the Registration Statement becomes effective or any supplement or amendment to it is filed with the SEC, the issuance of any stop order, the suspension of the qualification of the shares of Common Stock for offering or sale in any jurisdiction, any request by the SEC for amendment of the Registration Statement, or any comments by the SEC on the Registration Statement, requests by the SEC for additional information, and all responses to SEC comments or requests for additional information.

12.         Replacement of Warrant Certificate.

On its receipt of reasonable evidence of the loss, theft, destruction, or mutilation of this Warrant Certificate and (in the case of any loss, theft, or destruction) a written indemnity agreement from the Registered Owner in favor of the Company, or (in the case of any mutilation) on surrender and cancellation of the mutilated Warrant Certificate, the Company shall execute and deliver to the Registered Owner at the Company’s sole expense a new Warrant Certificate of like tenor in exchange or substitution for the Warrant Certificate that has been lost, stolen, destroyed, or mutilated.

13.         Stockholder Communications.

The Company promptly (and in any event within ten days thereafter) shall notify the Registered Owner of any change in the address of its principal office and of every record date established by the Company for any Dilutive Event, for any Price Adjustment Event, or for otherwise determining stockholders entitled to vote at any meeting or to receive payment of any dividend or other distribution, whether made in cash, property, or securities.  In addition, the Company promptly (and in any event within ten calendar days thereafter) shall furnish to the Registered Owner (a) all forms, notices, reports, schedules, proxy statements, and (b) all notices, reports, statements, and other communications furnished to stockholders of the Company.  The Warrants and this Warrant Certificate do not confer on the Registered Owner, however, any rights as a stockholder of the Company.

14.         Anti-Avoidance.

The Company shall not avoid or seek to avoid (by merger, dissolution, reorganization, consolidation, sale of assets, amendment of its Articles of Incorporation, or any other voluntary act, deed, or means) the performance or observance of any covenant, condition, or stipulation to be performed or observed by it under this Warrant Certificate, but shall act in good faith at all times to carry out all provisions of this Warrant Certificate and to take all other action that is necessary to protect the rights of the Registered Owner.  In particular, and without limiting the generality of the foregoing, the Company shall not do any of the following:

(a)
authorize any shares of another class of common stock that has the right, in the absence of contingencies, to elect a majority of the directors of the Company (even if those voting rights have been suspended by the occurrence of a contingency) or to receive all or any portion of the current dividends and liquidating distributions of the Company after the payment of dividends and distributions in respect of any shares of capital stock entitled to preferences; or

(b)
sell, exchange, or transfer all or substantially all the assets of the Company to any other person or effect a share exchange with any other entity, unless the acquiring party expressly assumes in writing and agrees to be bound by all of the terms of this Warrant Certificate, or unless adequate provision is made (as determined in the sole discretion of the Registered Owner) in connection with the sale, exchange, or transfer to assure that the Registered Owner receives pursuant to the exercise of a Warrant the securities and property (including cash) to which the Registered Owner is entitled pursuant to the Warrant.

The foregoing restrictions are not to be construed, however, to preclude the Company from entering into a transaction (including a merger, sale of assets, share exchange, reorganization, or other similar transaction) that would result in a transfer of all or some of the stock or assets of the Company, unless the transaction is entered into primarily for the purpose of avoiding the performance of this Warrant Certificate.

15.         Specific Performance.

The Company stipulates that any default or threatened default by it in performing or complying with any term of this Warrant Certificate will cause irreparable harm and continuing injury to the Registered Owner for which damages and other remedies at law will be inadequate.  Consequently, if the Company breaches or threatens to breach any term of this Warrant Certificate, the Registered Owner will be entitled, without limiting any other available legal or equitable remedy, to specific performance of this Warrant Certificate or injunctive relief without proof of actual monetary damage, and reimbursement from the Company of all costs (as defined in Section 17 of the Warrant Certificate) incurred by the Registered Owner in enforcing the terms of this Warrant Certificate.

16.         Notices.

Any notice, consent, demand, approval, or other communication that is required or permitted to be given or delivered by the Company to the Registered Owner, or by the Registered Owner to the Company, under this Warrant Certificate will be validly given and delivered only if it is in writing (whether or not this Warrant Certificate expressly provides for it to be in writing) and delivered personally, by commercial courier, or by first class, postage prepaid, certified or registered United States mail (whether or not a return receipt is requested or received by the Company), and addressed to the appropriate party at its address that is listed in this Warrant Certificate or that is subsequently designated by a party to the other party by notice given in accordance with this section.  A validly given notice, consent, demand, approval, or other communication will be effective and “received” for purposes of this Warrant Certificate on the earlier of (i) the day when it is actually received, if it is delivered personally or by commercial courier or (ii) the fifth day after it is postmarked by the United States Postal Service, if it is delivered by first class, postage prepaid, United States mail.  The Company and the Registered Owner shall promptly notify one another of any change in their mailing addresses that are listed in this Warrant Certificate.

17.         Miscellaneous.

The validity, construction, interpretation, and enforcement of the Warrants and this Warrant Certificate are governed by the laws of the State of Delaware and the federal laws of the United States of America, excluding the laws of those jurisdictions pertaining to the resolution of conflicts with laws of other jurisdictions.  A waiver, amendment, modification, or termination of the Warrants or this Warrant Certificate will be valid and effective only if it is in writing and signed by the Company and the Registered Owner.  In any litigation between the Company and the Registered Owner that arises out of the issuance or exercise of the Warrants, the losing party shall reimburse the prevailing party on demand for all costs incurred by the prevailing party in connection with the litigation.  The headings of the sections of this Warrant Certificate are solely for convenient reference and do not constitute part of the terms and conditions of the Warrants.  This Warrant Certificate is binding on the successors and assigns of the Company (by operation of law or otherwise).  Wherever used in this Agreement, (a) the word “including” is always without limitation, (b) neuter words should be construed to included correlative feminine and masculine words, (c) words in the singular number include words in the plural number and vice versa, (d) the word “person” includes a group, trust, syndicate, corporation, cooperative, association, partnership, business trust, joint venture, limited liability company, unincorporated organization, governmental authority, as well as a natural person, and (e) the word “costs” includes all internal expenses, the fees, costs, and expenses of experts, attorneys, mediators, witnesses, consultants, arbitrators, investigators, collection agents, and supersedes bonds that are incurred in connection with settling, defending, prosecuting, administering, investigating, preparing to defend or prosecute, or participating in (as a party, witness, or otherwise) any proceeding, including trial, appellate, mediation, arbitration, bankruptcy, and administrative proceedings.  Terms not otherwise defined herein shall have the meanings attributed to those terms in the Loan Agreement, and those definitions are incorporated by reference into this Warrant Certificate.

ORIGINAL ISSUE DATE:  _________________.

[Signature pages follow]

AEROSONIC CORPORATION

By:
Douglas J. Hillman
President and Chief Executive Officer

WITNESSES:

Name:

Name:

[Signatures continued on next page]

Name and address of Registered Owner:

__________________________________

__________________________________

__________________________________

[Name of Registered Owner]

AEROSONIC CORPORATION

SUBSCRIPTION NOTICE
(To be executed by the Registered Owner)

TO:           AEROSONIC CORPORATION

The undersigned registered owner of the accompanying Common Stock Purchase Warrant (the “Warrant”) exercises the right to purchase the number of shares of the Common Stock of Aerosonic Corporation set forth below pursuant to the terms and conditions of the Warrant and tenders payment of the purchase price for those shares (the “Purchase Price”) by the following means:

Single Payment Options (select one):

☐	The undersigned encloses a check or bank draft payable to Aerosonic Corporation in the sum of the Purchase Price.

☐
The undersigned instructs Aerosonic Corporation to withhold in full payment of the Purchase Price __________ of the shares of the Common Stock that are issuable pursuant to this exercise of the Warrant and have an aggregate Market Value (as determined pursuant to Section 4 of the Warrant Certificate) equal to the Purchase Price.

☐
The undersigned transfers to Aerosonic Corporation in full payment of the Purchase Price _________ shares of Common Stock of Aerosonic Corporation that are registered in the name of the undersigned, represented by the enclosed stock certificate, and have an aggregate Market Value (as determined pursuant to Section 4 of the Warrant Certificate) equal to the Purchase Price.

Combination Payment Options (select all that apply):

☐	The undersigned encloses a bank check or bank draft payable to Aerosonic Corporation in the sum of $ __________ as a partial payment of the Purchase Price.

☐
The undersigned instructs Aerosonic Corporation to withhold as partial payment of the Purchase Price __________ shares of the Common Stock that are issuable pursuant to this exercise of the Warrant and have an aggregate Market Value (as determined pursuant to Section 4 of the Warrant Certificate) equal to $___________.

☐
The undersigned transfers to Aerosonic Corporation as partial payment of the Purchase Price __________ shares of the Common Stock of Aerosonic Corporation that are registered in the name of the undersigned, represented by the enclosed stock certificate, and have an aggregate Market Value (as determined pursuant to Section 4 of the Warrant Certificate) equal to $ ___________.

Please issue and register in the name or names stated below and deliver to the address listed below a certificate or certificates representing the number of shares of Common Stock to be issued pursuant to this exercise of the Warrant.  If the number of shares of Common Stock to be issued pursuant to this exercise of the Warrant is fewer than all the shares of Common Stock that can be purchased pursuant to the Warrant, please reissue to the undersigned at the address listed below a new Warrant of like tenor for the remaining shares of Common Stock that can be purchased under the Warrant.

INSTRUCTION:  Include the following representations and warranties if the issuance of the shares to the Registered Owner pursuant to the exercise of the Warrant is not covered by an effective registration statement that has been filed by the issuer with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933.

The undersigned represents and warrants to you the following: (a) the undersigned is purchasing the shares of Common Stock issuable pursuant to this exercise of the Warrant (the “Warrant Shares”) for its own account, as principal and not as an agent, nominee, or representative for the account or benefit of another person or entity, and with the intent of holding the Warrant Shares for investment purposes without participating, directly or indirectly, in a distribution or underwriting of any of the Warrant Shares in contravention of the registration requirements of state and federal securities laws of the United States; (b) the undersigned is able to bear the economic risk of an investment in the Warrant Shares and has sufficient knowledge and experience in financial and business matters to be able to evaluate the merits, risks, and other factors bearing on the suitability of the Warrant Shares as an investment for the undersigned, and undersigned has been afforded an adequate opportunity to evaluate the investment in the Warrant Shares in light of those factors; (c) the acknowledges understands that the Warrant Shares have not been registered with either the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 or with the applicable regulatory body under the securities laws of any state of the United States (collectively, the “State Securities Laws”), including the Securities and Investor Protection Act of the State of Florida and, therefore, cannot be offered for sale or sold, unless the transaction is registered under those laws or qualifies for an available exemption from registration under those laws; (d) the undersigned shall not offer to sell or sell at any time all or any part of the Warrant Shares, unless the transaction is registered with the SEC under the Securities Act of 1933 and the applicable regulatory body under all applicable State Securities Laws or the undersigned delivers to Aerosonic Corporation an opinion of counsel or other evidence satisfactory to it that registration is not required under any of those laws; and (e) the undersigned consents to the placement of the following restrictive legend on every stock certificate issued to it for the Warrant Shares:

The shares of Aerosonic Corporation that are represented by this certificate have not been registered under either the United States Securities Act of 1933 or the securities laws of any state of the United States.  These shares cannot be offered for sale or sold, as a whole or in part, unless the transaction is registered under the Securities Act of 1933 and every applicable state securities law or qualifies for an available exemption from registration under those laws.  As a condition to allowing any transfer of the securities represented by this certificate, Aerosonic Corporation may require the transferee or transferor to deliver to it an opinion of legal counsel or other evidence satisfactory to it that confirms that the transfer has been registered under all applicable state and federal securities laws of the United States or is exempt from registration under those laws.

No. of Shares: __________	Purchase Price: $ __________

2

EXECUTION CLAUSE – PARTNERSHIP

Date:
(Name of Partnership)

WITNESS:	By:
Name:
Title:

Name:

Name:	Street Address

City State Zip Code

(______)
Area Code Telephone Number

Employer I.D. Number

3

EXECUTION CLAUSE - INDIVIDUAL

Date:______________________

Joint Subscriber		Subscriber
(if applicable)

Full Name (please print)	Full Name (please print)

Signature	Signature

Social Security Number	Social Security Number

Street Address

	City	State	Zip Code

( )
	Area Code	Telephone Number

Form of ownership (check one):	___ Individual	___ Tenants in common	___ Tenants by the entirety

___ Joint tenants with right of survivorship

Register stock certificate	Register warrant certificate
in the following name(s):	in the following name(s):

Deliver stock certificate	Deliver warrant certificate
to the following address:	to the following address:

4

EXECUTION CLAUSE - CORPORATION

Date:____________________
(Name of Corporation)

By:
Name:
Title:

(CORPORATE SEAL)

Street Address

City	State	Zip Code

( )
Area Code	Telephone Number

Employer I.D. Number

WITNESSES:

Name:

Name:

5

ASSIGNMENT

For value received, the undersigned sells, assigns, and transfers unto _______________________ the rights to purchase up to _________ shares of the Common Stock of Aerosonic Corporation that are represented by the foregoing Common Stock Purchase Warrant and appoints ________________________ as the undersigned’s agent and attorney-in-fact, with full power of substitution, to transfer those rights on the books of that corporation.

Date:

SIGNATURE GUARANTEED:

Signature

Full Name (please print)

WITNESSES:

Name:

Name:

6